EX-99.77.Q1(e) -  Copies of Any New or Amended Investment Advisory Contracts
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Amended Annex A dated June 17, 2010 to the Management Agreement dated April
30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 249 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30,
2010 (Accession No. 0000950123-10-062676).